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                                                                   EXHIBIT 10.33

                                ON SEMICONDUCTOR
                                PHOENIX, ARIZONA
                                 DECEMBER, 1999

Greetings,

I'm happy to report that our Board of Directors recently approved the ON SEMICONDUCTOR Deferred Compensation Plan effective beginning January 1, 2000 for eligible employees of ON SEMICONDUCTOR. This new Plan offers the following special features:

         Pre-tax deferral of salary and annual incentive compensation, Tax-deferred investment returns,
         Three investment options for valuing your account balances, In-service distributions, and
         Security of benefit payments (except for insolvency or bankruptcy).

The objectives in instituting the Deferred Compensation Plan were to provide you with the option to save on current income taxes payable, to assist in meeting your future financial needs, and to offer the opportunity to supplement your retirement income on a tax-favored basis.

Participation in the Plan is voluntary. You may defer up to 25% of your salary and 100% of annual incentive compensation payable during the eligible calendar year.

A summary and plan are included along with a review of the program in the Highlights and Questions & Answers sections. Enrollment instructions and forms are included in the packet.

For DEFERRALS FROM 2000 compensation, you must COMPLETED ENROLLMENT MATERIALS and return them NO LATER THAN DECEMBER 31, 1999 for any deferrals in 2000.

For DEFERRALS FROM 2001 compensation, you must COMPLETE ENROLLMENT MATERIALS and return them NO LATER THAN JANUARY 31, 2000 for any deferrals in 2001.

If you do not return your enrollment materials by the deadlines, you will not be eligible to participate in the Plan until the NEXT ENROLLMENT PERIOD AT THE END OF 2000 FOR THE YEAR 2002.

Again, it is a pleasure to announce the introduction of the ON SEMICONDUCTOR Deferred Compensation Plan, and we are pleased to provide you with this new benefit program. It is one more way in which we can show our appreciation to you for your dedicated service.



Steve Hanson
President


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                                                                  Exhibit 10.33


                                ON SEMICONDUCTOR

                           DEFERRED COMPENSATION PLAN

--------------------------------------------------------------------------------
                              ENROLLMENT MATERIALS










These materials provide highlights of ON SEMICONDUCTOR'S Deferred Compensation Plan, and full details are contained in the Plan document. If a description in these materials or any oral representation differs from these documents, the Plan document shall prevail. This booklet does not create a contract of employment between ON SEMICONDUCTOR or any of its current or future subsidiaries and any employee.

                                  December 1999



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                                                                   Exhibit 10.33


                                ON SEMICONDUCTOR
                           DEFERRED COMPENSATION PLAN

                           ENROLLMENT PACKAGE CONTENTS

--------------------------------------------------------------------------------


TABLE OF CONTENTS

SECTION 1:                                        Introductory Letter

SECTION 2:                                        Summary

SECTION 3:                                        Highlights

SECTION 4:                                        Questions and Answers

SECTION 5:                                        Plan

SECTION 6:                                        Enrollment Issues

FORMS IN THIS PACKET

-   Deferral Commitment  (MUST SIGN EVEN IF NOT PARTICIPATING.)
-   Distribution Election
-   Allocation Form
-   Beneficiary Designation




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                                                                 Exhibit 10.33



                           DEFERRED COMPENSATION PLAN
                                     SUMMARY

ON SEMICONDUCTOR has established a voluntary Deferred Compensation Plan (DCP) to allow eligible employees to defer income pre-tax and to receive investment returns on a tax-deferred basis. You can defer income that you cannot place in the 401(k) plan because you have reached the qualified plan limits.

If you elect not to participate in the DCP at this time, you will not be eligible to participate in the Plan until 2002. You could next enroll in 2000 for funds to be deferred in 2002.

---------------------------- ---------------------------------------------------
WHAT ARE THE BENEFITS OF     -  Reduces current income taxes
DEFERRING INCOME?            -  Earnings build tax deferred
                             -  Multiple investment options
                             -  Flexibility as to when you receive money
                               (unlike 40lk plans; no early withdrawal penalty)

---------------------------- ---------------------------------------------------
WHEN DO I DECIDE             In December of each year.
IF I WANT TO DEFER?

---------------------------- ---------------------------------------------------
HOW MUCH OF MY               You can defer up to 25% of your salary and up to
INCOME CAN I                 100% of your bonus--to be earned a full year from
DEFER?                       the deferral date. You can choose to defer a set
                             dollar amount or percentage of your pay.

---------------------------- ---------------------------------------------------
HOW WILL MY                  You can choose from three (3) valuation vehicles
ACCOUNT BALANCES             that will be used to determine investment gains or
BE VALUED?                   losses.  Refer to the Plan Highlights for the
                             listing of valuation vehicle options
                             and descriptions of the investment objectives.

                             Each quarter, you may change the investment allocation of existing Account balances.

---------------------------- ---------------------------------------------------
WHAT ARE MY DISTRIBUTION     -  Planned distributions (such as for college
OPTIONS?                        expenses)
                             -  Retirement
                             -  Termination or
                             -  Hardship withdrawal

---------------------------- ---------------------------------------------------

--------------------------------------------------------------------------------

                                 HOW DO I ENROLL

-    Please complete the enrollment forms, following instructions provided.

- Return your completed forms to ON SEMICONDUCTOR Human Resources' Compensation Manager in the envelope provided no later than December 31, 1999 (for 2000) and January 31, 2000 (for 2001).

- If you have questions, please call ON SEMICONDUCTOR'S Compensation Manager or the administrator for the Plan.

--------------------------------------------------------------------------------




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===============================================================================
                                                                   Exhibit 10.33



ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN
PLAN HIGHLIGHTS

WHO IS ELIGIBLE           Employees, salary grade E-14 and above
                          with a salary of $125,000 or above as determined by the Administration Committee will be eligible to participate in the ON SEMICONDUCTOR'S Deferred
                          Compensation Plan (DCP).

PLAN OBJECTIVES           The DCP was implemented to offer the following
                          benefits for our key employees:

                          - The opportunity to defer salary and bonus compensation on a pre-tax basis,

                          -  The ability to receive tax-deferred gains,

                          -  The option to defer payment of current
                             compensation to future years to supplement retirement income and for other financial needs such as the college expenses of children, and

                          - The ability to choose from a list of Valuation Funds used to measure investment performance on your deferrals.

                          Participation in the Plan is voluntary. The Plan Highlights describe the key features of the DCP. More detailed information is in the Plan. The Plan contains provisions of the DCP and governs any interpretation of the Plan.

DEFERRAL                  In December of each year, you will receive
OPPORTUNITY               election forms to defer up to 25% of salary and up to
                          100% of bonus compensation that may be earned during a year that is a full year following the election.
                          Deferrals into the DCP are made on a pre-tax basis and, therefore, offer you the opportunity to save on current income taxes payable.



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===============================================================================
                                                                   Exhibit 10.33


PAYMENT  OF               At the time you make your deferral election, you must
BENEFITS                  designate the timing and form of benefit payment, as
                          applicable, for your Account balance(s).

                          However, certain events may occur which may change the timing or form of benefit payment that will be made. They are:

                          - TERMINATION OF EMPLOYMENT: If you terminate your employment before age 55, you will receive your total account balance in a lump sum payment.

                          - DEATH: In the event of your death, either before or after your retirement or termination of employment, your entire Account Balance will be paid to your spouse beneficiary according to your distribution election; if you did not make a distribution election in the event of death, payments will be made to the beneficiary spouse in accordance to your retirement distribution election. If your beneficiary is not your spouse, payment will be made in one lump sum.

                          Please note that, in the event of death, the value of any remaining Plan benefit payments may be included in your estate for tax calculation purposes. Accordingly, you may want to speak with your tax or legal advisor if you have any questions about your distribution election in the event of death.

                          - LONG-TERM DISABILITY (LTD): If you become permanently and totally disabled and are eligible for Long-Term Disability benefits, your Account distribution will be made as if you had retired as of the date your become eligible for LTD benefits.

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===============================================================================
                                                                   Exhibit 10.33


PAYOUT OPTIONS            Distribution options are

                          - Planned distributions (such as for college expenses)
                          - Retirement
                          - Termination or
                          - Hardship withdrawal

VALUATION                 The Valuation Funds are the Plan investment
FUNDS                     options from which you may choose. Investment gains or
                          losses from the Valuation Funds will be the basis for determining investment returns recorded in your Account balance(s).

                          Your Valuation Fund selection must be made at the same time you make your deferral election. Changes to your Valuation Fund allocations may be made as of the end of any calendar quarter. Use the Account Balance Reallocation Form, available from the ON SEMICONDUCTOR Compensation Manager, to request changes in your Valuation Fund allocations.

                          While the Valuation Funds are used to determine investment gains or losses, you do not have ownership or any other rights to balances shown in your Valuation funds. Participant deferrals may or may not be invested in these Funds, or any other specific assets. The Valuation Funds define what you are entitled to receive in an Account distribution, subject to the risks outlined in "Nature of Obligation".

                          The Company reserves the right to change the Valuation Funds offered.

ADDITIONAL PROVISIONS

VESTING You are 100% vested in your deferrals and any investment gains or losses recorded in your DCP Account balances.

HARDSHIP You can petition the Administrative Committee in the event of a demonstrable hardship, the Committee may, in its discretion, provide relief.

                          If a distribution is in fact made, you will be prohibited from making any ongoing deferrals for a least 12 months, and the amount of the distribution will be only the amount necessary to meet the financial hardship. It is anticipated that the Administrative Committee will use similar guidelines as provided in the 401(k) regulations in determining what constitutes a financial hardship, but the final decision will be completely within their discretion.

TERMINATION OF            You may elect during your participation, at any time
PARTICIPATION             and for any reason, to terminate your participation in
                          this Plan.  This will trigger a pay out from all your

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===============================================================================
                                                                   Exhibit 10.33

                          Account balances.Should you choose to exercise this provision, several "penalties" will be imposed:

                          - Your current Deferral Commitment will terminate,
                          - You forfeit your right to receive any gains, and you
                            will assume any associated losses in the DCP
                            Account, and
                          - You will be prohibited from ever participating in
                            the Plan again.

                          If you elect termination by written notification to the Administrative Committee, the remaining portion of your vested Account balances will be paid to you as if you had terminated service with the Company.

AMENDMENT OR              AMENDMENT: The Company reserves the right at any time
TERMINATION OF            to amend the provisions of the Plan, including but not
PLAN                      limited to changing the various Valuation Funds
                          available. Any such amendment shall not reduce the amount accrued to date in your Account balance(s), subject to the risks outlined in the Nature of Obligation.

                          TERMINATION: While the Company intends to offer the DCP indefinitely, it may partially or completely terminate the Plan at any time. A partial termination will be accomplished by ceasing any ongoing deferrals and continuing to operate the Plan until the eventual payout of all benefits due. A complete termination will include the termination of all current Deferral Commitments and the payout of all Account balances.

NATURE                    "GENERAL, UNSECURED CREDITOR": As a
OF OBLIGATION             participant in this Plan, you must look to the Company
                          for the payment of your benefits. To maintain favorable tax treatment for you under the Plan, your Account balances must (1) remain subject to the claims of general creditors of the Company and (2) be structured so they do not create a right to any specific Company assets. Therefore, you will be in the position of a "general, unsecured creditor" of the Company.

                          CONTINUED EMPLOYMENT: Establishing the Plan or extending eligibility to participants does not create a contract of employment nor guarantee that any participant shall continue to be employed by the Company.

                          RABBI TRUST: The company may decide to establish what is known as a Rabbi Trust to provide "security" of benefit payments for DCP participants and to assist in the smooth operation of the Plan. However, assets of such a trust, if any, will always remain the property of the Company and will be subject to the claims of the Company's creditors in the event of bankruptcy or insolvency. You will not have any right or interest in the trust or any particular asset that the trust may hold.

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                                                                  Exhibit 10.33


QUESTIONS AND ANSWERS
ABOUT THE DCP

IF YOU HAVE QUESTIONS THAT ARE NOT ANSWERED IN THESE MATERIALS, YOU MAY CALL ON SEMICONDUCTOR HUMAN RESOURCES' COMPENSATION MANAGER. YOU ARE ALSO ADVISED TO SPEAK WITH YOUR OWN TAX OR LEGAL ADVISOR, AS APPROPRIATE.

1.   WHY DID ON SEMICONDUCTOR INTRODUCE THE DEFERRED COMPENSATION PLAN?

The DCP was implemented as part of the overall compensation-planning program for executives of ON SEMICONDUCTOR. Elective deferred compensation plans have become an important part of compensation planning today due to the legislative restrictions on qualified retirement programs and the limitations on tax-favored conventional investments. The DCP offers the opportunity to defer compensation to future years on a pre-tax basis, to receive tax-deferred investment returns, and flexibility in selecting investment options that will be used to value your Account balance(s).

2.   WHEN MUST DEFERRAL ELECTIONS BE MADE?

Due to the recent launch of our new company, ON SEMICONDUCTOR, and subsequent Board of Director approval of the Plan, the first cycle is a short one. For the initial plan year, you have the opportunity this December to elect to defer compensation and bonuses earned during 2000. (FORMS FOR 2000 ELECTIONS MUST BE IN BY DECEMBER 31, 1999.) Further, you will have the opportunity to defer compensation earned during the next calendar year 2001. (FORMS FOR 2001 ELECTIONS MUST BE IN BY JANUARY 31, 2000.) In December 2000 you may have the opportunity to elect deferrals beginning in January 2002.

3.   HOW MUCH CAN I DEFER?

You can specify either a dollar amount or a percentage of pay to be deferred, with maximum annual deferrals of up to 25% of base pay and 100% of your bonus. Salary deferrals will be deducted in roughly equal amounts from your paychecks over the calendar year. During the first year, 2000, deductions will begin as soon as administratively feasible.

4.   ARE DEFERRALS INTO THE DCP SUBJECT TO WITHHOLDING TAXES?

Deferrals into the DCP are not subject to federal income taxes; however, they are subject to FICA/Social Security withholding:

For the old-age insurance portion of Social Security (i.e., pension benefits), deferrals into the DCP are not subject to withholding if your annual, taxable compensation is greater than the Wage Base $76,200 for 2000 (Wage Base for 2001 not yet available).

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===============================================================================
                                                                   Exhibit 10.33


For the Health Insurance portion of Social Security (i.e., Medicare), there is no "cap" on compensation for withholding tax purposes, and all deferrals into the DCP are subject to Withholding (the payroll/withholding tax rate is 1.45% of amounts deferred).

5.   CAN I CHANGE MY DEFERRAL ELECTION?

In December of each year, you will make a deferral election that will apply towards compensation earned a full year in the future. For instance, in December 2002, if you chose to defer part of your compensation, it will be for the year 2004. The deferral election is irrevocable for the election year and cannot be changed.

6.   CAN I DECLINE PARTICIPATION NOW, BUT JOIN LATER?

Yes, however, you may only choose to participate during a subsequent deferral election period (December of each year).

7.   WHAT DETERMINES INVESTMENT RETURNS ON MY DEFERRALS?

You may select among various Valuation Funds that will be used to determine investment gains or losses on amounts deferred. You will have no ownership interest in or rights to any Company assets or investments made to cover Plan liabilities.

8.   HOW DO I GET INFORMATION ABOUT THE VALUATION FUNDS/INVESTMENT ALTERNATIVES?

A listing of Valuation Funds is provided in the Plan Highlights, with a brief description of the investment objective for each of the Funds. You may also wish to read the prospectus.

9.   MAY I CHANGE MY VALUATION FUND ALLOCATIONS?

Yes, you may change your Valuation Fund allocations as of the end of any calendar quarter. Such a change will apply to existing Account balances only, it will not change the Valuation Fund allocation of your current year's deferrals.

Changes must be on forms available from and then submitted to Human Resources' Compensation Manager prior to the effective date of change (i.e., before the end of the calendar quarter).

10.  WHEN DO I VEST UNDER THE PROGRAM?

You are 100% vested on your deferrals and any investment gains or losses credited on such deferrals.

11.  WHAT INFORMATION WILL I RECEIVE ABOUT MY PLAN ACCOUNT BALANCE?

You will receive periodic benefit statements summarizing the activity in your account.

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===============================================================================

                                                                   Exhibit 10.33


12.  WHAT ACCOUNT DISTRIBUTION OPTIONS ARE AVAILABLE UNDER THE PLAN?

Options for distributions include planned distributions (such as for college expenses); retirement; termination or hardship withdrawal. All Plan distributions are reportable as ordinary, taxable income in the calendar year paid.

13.  ARE DISTRIBUTIONS TAXABLE?

Under current tax laws, all distributions from the Plan are subject to ordinary income tax in the year paid. Accordingly, the Company will be required to withhold a portion of the distribution for income taxes payable. Since the DCP is a non-qualified plan, no distributions are eligible for an IRA rollover or 5- or 10-year forward averaging. Also, distributions are not subject to any excise tax or an early distribution penalty.

14.  WHO IS OBLIGATED TO PAY PLAN BENEFITS?

ON SEMICONDUCTOR is obligated to pay all Plan benefits. Participants and their beneficiaries have no interest in or rights to any Plan or Company assets to cover DCP benefit liabilities.

15.  MAY I CHANGE MY BENEFICIARY?

Yes, you may change your designated beneficiary (ies) at any time by filing a new Beneficiary Designation Form. Please contact ON SEMICONDUCTOR'S Compensation Manager to obtain a Form.

16.  WHAT EFFECT DO DEFERRALS HAVE ON OTHER COMPANY BENEFITS?

Deferrals under the DCP generally will not impact your other Company benefit programs.

17.  MUST I BE INSURABLE TO PARTICIPATE IN THE DCP?

No, your insurability does not affect your eligibility or benefits under the DCP. In the future, the Company may ask you to participate in an insurance program to informally fund Plan benefit liabilities, but your health status will have no impact on your Plan benefits.

18.  COULD THE DCP BE AMENDED OR TERMINATED?

Yes, the Company reserves the right to amend or terminate the DCP at any time. In the event of Plan termination, Account balances (you are 100% vested) will generally be paid in a lump sum. All Plan distributions are reportable as taxable income.

19.  WHEN WILL THE FIRST DEDUCTIONS COME OUT OF MY PAYCHECK?

During the first year, 2000, deductions will begin as soon as administratively feasible.

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===============================================================================

                                                                   Exhibit 10.33

                                ON SEMICONDUCTOR
                           DEFERRED COMPENSATION PLAN

                               PURPOSE OF THE PLAN

The purpose of the OnSemiconductor Deferred Compensation Plan ("DCP") is to provide OnSemiconductor executives an opportunity to accumulate and manage a portion of her/his compensation on a tax-deferred basis.

The program includes several important features:

- The opportunity to defer up to 25% of base compensation and up to 100% of annual incentive compensation up to a maximum of $250,000 per year;

- Several pay-out options, including a "planned" pay-out option to help participants save for college costs or other shorter-term savings needs.

- Gains or losses are tracked against certain outside investment instruments prescribed under the plan.

The DCP is an unfunded plan under the Employee Retirement Income Security Act and is maintained primarily for the purpose of providing the opportunity to defer compensation for a select group of management or highly compensated employees.

PARTICIPATION

You are eligible to participate in this program if you are a full-time regular employee on the U.S. payroll, are in an exempt position at a grade level of E-14 or above, and have a base salary of $125,000 or more.

Participation in the DCP is voluntary. Should you choose to participate, the Company's obligation to you is the same as its obligation to an unsecured general creditor.

DEFINITIONS

ACCOUNT BALANCE: The value of all DCP Accounts. Balances may be communicated to participants quarterly.

ADMINISTRATOR: The Executive Council shall from time to time name a Deferred Compensation Plan Administrative Committee that will serve as the administrator.

DEFERRED COMPENSATION PROGRAM ("DCP"): A program that allows participants to defer pre-tax compensation and accumulate tax-deferred earnings. This program is not qualified under section 401(a) of the Internal Revenue Code.

HARDSHIP WITHDRAWAL: A distribution from the DCP because of a Participant's unforeseen financial hardship, as determined by the Plan Administrator.

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                                                                  Exhibit 10.33

IN-SERVICE DISTRIBUTION: A distribution made in a specified year, which may be made before retirement or termination. Such distributions must be deferred for a minimum of four full calendar years and must be elected at the same time as the decision to defer. (For instance, if a participant plans to pay college expenses for a child at a certain date, such date to begin receiving the distribution must be declared at the time of the decision to defer.)

DCP ACCOUNT: An accounting record, maintained for each participant, valued in accordance with any gains or losses on the deferred amounts in the DCP Account. Account balances may be reported to Participants on a quarterly basis.

PARTICIPANT: An eligible employee with a DCP Account.

RETIREMENT AGE: Age 55 or later.

HOW THE PROGRAM WORKS
You may elect to defer up to 25% of base compensation and up to 100% of annual incentive compensation up to a maximum of $250,000, per year. Each year you will have the opportunity to decide what compensation you wish to defer.

Amounts deferred are not subject to taxes at the time of deferral. While deferrals into the DCP are not subject to federal income taxes, they are, however, subject to FICA/Social Security withholding: For the old-age insurance portion of Social Security (i.e., pension benefits), deferrals into the DCP are not subject to withholding if your annual, taxable compensation is greater than the Wage Base $76,200 for 2000 (Wage Base for 2001 not yet available).

For the Health Insurance portion of Social Security (i.e., Medicare), there is no "cap" on compensation for withholding tax purposes, and all deferrals into the DCP are subject to Withholding (the payroll/withholding tax rate is 1.45% of amounts deferred). Your contribution to the DCP will be credited to a DCP Account in your name.

It is anticipated that investment options will track such investment instruments as the S&P 500, the Prime Rate, and Lehman Brothers Aggregate Bond Index Fund. The value of the DCP account is not protected against loss.

Your DCP Account will accumulate on a tax-deferred basis, and will be distributed at:

-         a planned withdrawal;
-         retirement;
-         termination;
-         hardship withdrawal; or
-         death

YOUR CONTRIBUTIONS

- Annual Compensation: You may defer up to 25% of base compensation and up to 100% of annual incentive compensation up to a maximum of $250,000. During the first year, 2000, payroll deductions will begin as soon as administratively feasible.

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

===============================================================================

                                                                   Exhibit 10.33

THE VALUE OF THE DCP ACCOUNT IS NOT PROTECTED AGAINST LOSS.

ACCOUNT BALANCE REPORTING
You will receive periodic account balance statements. This statement will contain information regarding your account balance including any gains or loses during the period.

WHEN YOU MUST ENROLL

You must make your elections for deferrals before December 31 in each calendar year for the plan year beginning a year from the following January (for example, before December 31, 2002 for plan year beginning January 1, 2004). IN THE FIRST PLAN YEAR, YOU MAY MAKE THE ELECTIONS BEFORE DECEMBER 31, 1999 FOR THE PLAN YEAR BEGINNING JANUARY 1, 2000, and BEFORE JANUARY 31, 2000 FOR THE PLAN YEAR BEGINNING JANUARY 1, 2001.

DISTRIBUTION ELECTIONS

SALARY AND ANNUAL INCENTIVE ELECTION

If you elect to defer Annual Compensation amounts, you must elect when you want that year's deferred amount (net of related gains or losses) distributed to you.

DISTRIBUTION OF YOUR ACCOUNT

DISTRIBUTION CHOICES

The following distribution options are available for your contributions:

-         planned distributions,

-         retirement,

-         termination, or

-         hardship withdrawal.

If your Account Balance is less than $100,000 at the time of valuation for distribution, it will be paid in a lump sum.

PLANNED DISTRIBUTIONS

You may receive a distribution prior to retirement or termination only if you have made a Planned Distribution Election at the time you made the deferral election. The deferral period for a Planned Distribution must be at least four full calendar years, and the distribution may be received over a maximum of five annual installments. If you select a Planned Distribution, it is irrevocable.

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===============================================================================

                                                                   Exhibit 10.33

--------------------------------------------------------------------------------
For example:

If you deferred $10,000 for calendar year 2001, you can receive the $10,000, net of related gains or losses, from your account in calendar year 2004 in up to five installments during that year. You must have selected this payment option when you deferred the compensation in 2000. If you select a Planned Distribution it is irrevocable.
--------------------------------------------------------------------------------

RETIREMENT DISTRIBUTIONS

You may receive your retirement distribution in:

-         One Lump Sum; or

-         Over 15 Years, in annual installments up to the age of 70.

TERMINATION

If you terminate your employment before age 55, you will receive your total account balance in a lump sum payment. If you have elected In-service distributions and your employment terminates prior to age 55, any remaining amounts due you will be paid out in a lump sum. If your employment is terminated as a result of a reduction in force or elimination of your current position, the payment option you selected in the event of Retirement will be honored.

HARDSHIP WITHDRAWAL

The Administrator may waive or modify any deferral commitment upon finding that a participant has suffered a severe, unforeseen financial hardship.

The Administrator may authorize a distribution from a Participant's Account balance in order to relieve such financial hardship when the Participant does not have funds reasonably available from other sources. The amount of the hardship distribution is limited to the amount needed to meet the hardship.

DEATH BENEFITS

If you should die, either before or after your retirement or termination of employment, your entire Account Balance will be paid as follows:

- If your beneficiary is your spouse and you filed a distribution election in the event of death, payments will be made in accordance with that election.

- If your beneficiary is your spouse and you did not file a distribution election in the event of death, payments will be made in accordance with your retirement distribution election.

- If your beneficiary is not your spouse, payment will be made in one lump sum



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===============================================================================
                                                                  Exhibit 10.33



DISABILITY

If you become permanently and totally disabled and are eligible for Long-Term Disability benefits, your Account distribution will be made as if you had retired as of the date you become eligible for Long-Term Disability benefits.

FAILURE TO MAKE A VALID ELECTION

If you retire or die without having made a valid election prior to such event, your account balance will be paid in a lump sum payment.

OTHER PROVISIONS

FICA

FICA TAXES (MEDICARE AND SOCIAL SECURITY) MUST BE PAID IN THE YEAR OF DEFERRAL ON ANY DEFERRED COMPENSATION. DEDUCTIONS FOR FICA TAXES MUST BE TAKEN FROM YOUR REGULAR UNDEFERRED CASH COMPENSATION.

PLAN INTERPRETATION
The Administrator has the authority and responsibility to interpret and construe the DCP and to decide all questions arising thereunder, including without limitation, questions of eligibility for participation, eligibility for benefits, DCP Account balances and timing of the distribution thereof, and has the authority to deviate from the literal terms of the DCP to the extent the Administrator determines necessary or appropriate to operate the DCP in compliance with the provisions of the applicable laws.

CHANGE IN CONTROL
A "Change in Control" means the merger or consolidation of the Company with or into another corporation as the result of which the Company is not the continuing or surviving corporation; the sale or other disposition of all or substantially all of the assets of the Company (including the exchange of such assets for the securities of another corporation); the acquisition by another person of 80% or more of the Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation, or dissolution of the Company; or other transaction involving the Company pursuant to which the common stock of the Company would be converted into cash, securities or other property.

Subsequent to a Change in Control, the Company shall pay over and deliver to the trustee (if the Company has established a trust for this Plan prior to the Change in Control) or to





                                                                              16
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

===============================================================================
                                                            Exhibit 10.33


each Participant an amount equal to the value of each Participant's DCP Accounts within 30 days after the end of the calendar quarter in which the Change in Control occurs.

CLAIM PROCEDURES
ON Semiconductor and participant agree that they shall attempt to settle any claim or controversy arising out of this DCP arrangement through consultation and negotiation in the spirit of mutual friendship and cooperation. If any such attempt shall fail, then the dispute shall first be submitted to a mutually acceptable neutral advisor for initial fact finding and mediation. Neither party shall unreasonably withhold acceptance of such an advisor, and selection of such an advisor shall be made within forth-five (45) days after written notice by either party for such fact finding and mediation. The cost of such fact-finding and mediation, and of any other subsequent alternative dispute resolution agreed upon by the parties, shall be shared equally by ON Semiconductor and the participant. Any dispute which the parties cannot so resolve between themselves in good faith within six (6) months of the date of the initial demand by either party for such fact finding shall be finally determined by a court within the state of Arizona.

CONDITION OF PAYMENT
A participant who is discharged for gross misconduct forfeits his/her right to receive any gains received on the DCP Account and assumes responsibility for any associated losses. Payment will be made to such Participant in a Lump Sum.

VALUE FLUCTUATION
As with other investment programs, the Deferred Compensation Program is subject to the same fluctuations that exist in other financial investment programs.


                                                                           17
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

===============================================================================

                                                                   Exhibit 10.33

ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN

--------------------------------------------------------------------------------


ENROLLMENT INSTRUCTIONS

Forms for enrollment in the DCP are in this packet.

1)   DEFERRAL COMMITMENT

WHO SHOULD COMPLETE                All employees eligible to participate in the
                                   DCP.

DESCRIPTION                        This form is used to specify how much you
                                   would like to defer--or to decline
                                   participation in the Plan.

INSTRUCTIONS                       Election to Defer: Specify how much of your
                                   salary or bonus compensation you would like to defer (a percent or dollar amount), and indicate how you would like your deferrals allocated. During the first year, 2000, payroll deductions will begin as soon as administratively feasible.

                                   Should you choose not to defer: You must initial in the space provided, to confirm your election not to participate in the Plan, and sign and date the Deferral Agreement at the bottom on the last page.

                                   IF YOU WISH TO PARTICIPATE IN 2000, PLEASE
                                   RETURN COMPLETED FORMS BY DECEMBER 31, 1999
                                   TO HUMAN RESOURCES' COMPENSATION MANAGER IN
                                   THE ENVELOPE PROVIDED. IF YOU WISH TO
                                   PARTICIPATE IN 2001, PLEASE RETURN COMPLETED
                                   FORMS BY JANUARY 31, 2000.

2)   DISTRIBUTION ELECTION

WHO SHOULD COMPLETE                All employees eligible to participate in the
                                   DCP.

DESCRIPTION                        This form is used to specify how you would
                                   like your Account balances to be distributed.

INSTRUCTIONS                       For you to allocate deferrals, specify the
                                   benefit commencement date and distribution option (lump sum or annual installments), as applicable. For instance, if you plan to use some of your deferrals in a specific year (as a child enters college, for instance) be sure to indicate the year you wish to begin receiving payments.


                                                                              18
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

===============================================================================

                                                                   Exhibit 10.33

                                   Remember:

                                   If your beneficiary is your spouse and you filed a distribution election in the event of death, payments will be made in accordance with that election. If your beneficiary is your spouse and you did not file a distribution election in the event of death, payments will be made in accordance with your retirement distribution election. If your beneficiary is not your spouse, payment will be made in one lump sum.

                                   Please sign, date, include your Social
                                   Security Number, and return by December 31,
                                   1999 to Human Resources' Compensation Manager using the enclosed envelop.

3)   ALLOCATION FORM

WHO SHOULD COMPLETE                All eligible employees who elect to defer
                                   compensation into the DCP.

DESCRIPTION                        This form is used to specify how you wish to
                                   allocate your deferrals among the optional
                                   Valuation Funds which are used to determine the investment gains or losses that will be credited to your DCP Account balances.

INSTRUCTIONS                       Please note that your allocations can only be
                                   made in whole percentages, and must add to 100%.

                                   Please sign, date, include your Social
                                   Security Number, and return by December 31,
                                   1999 to Human Resources' Compensation Manager using the enclosed envelope.

4)   BENEFICIARY DESIGNATION

WHO SHOULD COMPLETE                All eligible employees who elect to defer
                                   compensation into the DCP.

DESCRIPTION                        This form is used to specify your beneficiary
                                   designation in the event of your death while you have an Account balance in the DCP.


                                                                              19
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

===============================================================================

                                                                   Exhibit 10.33

                                                             DEFERRAL COMMITMENT

ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN

AS AN EMPLOYEE ELIGIBLE TO PARTICIPATE IN THE DEFERRED COMPENSATION PLAN, I HEREBY ELECT TO DEFER COMPENSATION AS SET FORTH BELOW IN ACCORDANCE WITH AND SUBJECT TO ALL PROVISIONS OF THE PLAN. THE EMPLOYER AGREES TO TREAT THE COMPENSATION DEFERRAL ACCORDING TO THE TERMS AND CONDITIONS OF THE PLAN AND THIS COMMITMENT.

--------------------------------------------------------------------------------
ELECTION TO DEFER (PLEASE INDICATE THE TYPE AND AMOUNT OF COMPENSATION YOU WISH TO DEFER.)

SALARY DEFERRAL
_____% OR $_________ OF MY ANNUAL BASE SALARY PAYABLE TO ME DURING _______(STATE
YEAR). SUCH AMOUNTS WILL BE WITHHELD FROM MY PAYCHECKS IN ROUGHLY EQUAL AMOUNTS OVER THE YEAR AND WILL BE ALLOCATED TO THE FOLLOWING ACCOUNTS (YOU MAY SELECT ANY COMBINATION YOU WISH BUT THE ALLOCATIONS MUST BE IN WHOLE PERCENTAGES AND ADD TO 100%). DURING THE FIRST YEAR, 2000, PAYROLL DEDUCTIONS WILL BEGIN AS SOON AS ADMINISTRATIVELY FEASIBLE.

BONUS DEFERRAL
_____% OR $_________ OF MY ANNUAL BONUS AND/OR ANNUAL INCENTIVE COMPENSATION PAYABLE TO ME DURING ________(STATE YEAR). SUCH AMOUNTS WILL BE WITHHELD AT THE TIME THE BONUS AND/OR ANNUAL INCENTIVE COMPENSATION WOULD HAVE BEEN PAYABLE TO ME AND ALLOCATED TO MY ACCOUNTS.

SHOULD YOU CHOOSE NOT TO DEFER: PLEASE INDICATE YOUR CHOICE NOT TO PARTICIPATE IN THE PLAN BY INITIALING THIS FORM HERE [____________] AND SIGN AND DATE BELOW.

--------------------------------------------------------------------------------

I acknowledge that the amount of my deferral will be credited to a bookkeeping Account, and that I will be an unsecured general creditor of the Company to the extent of the value of my Plan Account(s). I understand that my total deferral for any one calendar year cannot exceed $250,000, and that any amounts deferred in excess of $250,000 will be returned to me as if I had not made such a deferral.

By my signature, I acknowledge that I have received a copy of the Plan document (or have had one made available to me), and I understand that all provisions of the Plan are incorporated by reference in this Deferral Commitment, including but not limited to the ability of the Employer to terminate this Plan in its sole discretion.

-----------------------------------         -------------------------
Name (print)                                Social Security Number

-----------------------------------         -------------------------
Signature                                   Date


                                                                              20
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

===============================================================================

                                                                   Exhibit 10.33

                                                                 ALLOCATION FORM
                                                           (investment election)

ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN

I HEREBY REQUEST THAT MY FUTURE DEFERRALS TO PLAN ACCOUNTS BE DEEMED TO BE ALLOCATED AMONG THE VALUATION FUNDS AS I HAVE INDICATED BELOW. I UNDERSTAND THAT THE VALUATION FUNDS WILL BE USED SOLELY TO DETERMINE THE INVESTMENT GAINS OR LOSSES THAT WILL BE RECORDED IN MY PLAN ACCOUNTS. I FURTHER UNDERSTAND THAT I AM AN UNSECURED, GENERAL CREDITOR OF THE COMPANY TO THE EXTENT OF THE VALUE OF MY PLAN ACCOUNTS AND THAT I HAVE NO RIGHTS TO ANY SPECIFIC ASSETS OF THE PLAN OR THE COMPANY.

PLEASE NOTE THAT YOUR ALLOCATIONS CAN ONLY BE MADE IN WHOLE PERCENTAGES AND MUST ADD TO 100% FOR YOUR ACCOUNTS.

-------------------------------------------------------------------------------

                  VALUATION FUNDS                           PLAN ACCOUNTS

   ---------------------------------------------  ------------------------------
                    S & P 500

   ---------------------------------------------  ------------------------------
                    Prime Rate

   ---------------------------------------------  ------------------------------
        Lehman Brothers Aggregate Bond
                    Index Fund

   ---------------------------------------------  ------------------------------
                    TOTALS                                   100%


PARTICIPANT:

Name (Print) ________________________

Signature: __________________________

Social Security Number: _____________

Date: _______________________________

-------------------------------------------------------------------------------


                                                                              21
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


===============================================================================
                                                                 Exhibit 10.33


                                                           DISTRIBUTION ELECTION

ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN

AS AN EMPLOYEE ELIGIBLE TO PARTICIPATE IN THE DEFERRED COMPENSATION PLAN, I HEREBY ELECT TO HAVE MY ACCOUNT BALANCE(S) DISTRIBUTED AS I HAVE INDICATED BELOW.

1. DISTRIBUTION ELECTION (PLEASE INDICATE RETIREMENT OR IN-SERVICE OR BOTH AS APPROPRIATE.) This Distribution Election will remain in effect for the payment of existing Account balances unless a NEW Distribution Election Form is submitted,signed and dated more than 12 months prior to the effective payment date for which you wish to make a change.

RETIREMENT (Please select the FORM of payment)

TIMING:  PAYMENT(S) COMMENCE AUTOMATICALLY IN JANUARY FOLLOWING YOUR RETIREMENT.

FORM: ____ LUMP SUM, OR
      ____ ANNUAL INSTALLMENTS OVER _____ YEARS (MAXIMUM OF 15 YEARS OR AGE 70).

IN-SERVICE (Please select the TIME and FORM of payment)

TIMING:  PAYMENT(S) COMMENCE ON ______________ (SPECIFY MONTH AND YEAR DATE)

FORM:    _____ LUMP SUM, OR
         _____ ANNUAL INSTALLMENTS OVER ______ YEARS (MUST BE OVER AT LEAST FOUR (4) FULL CALENDER YEARS WITH A MAXIMUM OF 10 YEARS; A MAXIMUM OF 5 INSTALLMENTS ANNUALLY).

2. IN THE EVENT OF DEATH (PLEASE INDICATE THE DISTRIBUTION IN THE EVENT OF DEATH.) In the event of my death during active employment or during retirement, but before my Account balances have been paid out in full, I hereby elect to have any remaining balances from all Accounts paid in the following manner:

_____ LUMP SUM TO SPOUSE BENEFICIARY, OR
_____ ANNUAL INSTALLMENTS OVER ______ YEARS TO SPOUSE BENEFICIARY (MAXIMUM OF 10 OR UNTIL AGE 70 OF SPOUSE BENEFICIARY).

IF YOUR BENEFICIARY IS NOT YOUR SPOUSE, PAYMENT WILL BE MADE IN ONE LUMP SUM.

-----------------------------------         -------------------------
Name (print)                                Social Security Number

-----------------------------------         -------------------------
Signature                                                     Date





                                                                              22
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


================================================================================
                                                                   Exhibit 10.33


                                                         BENEFICIARY DESIGNATION

ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN

I hereby designate the following as my designated beneficiary(ies) of my Account balance(s) in the Deferred Compensation Plan and revoke any prior beneficiary designations.

Please be sure to specify the relationship of each beneficiary and the percentage of the total distribution each beneficiary is to receive. Please note that benefit payments shall be made in accordance with your distribution election in the Deferral Commitment.

PRIMARY BENEFICIARY(IES):

Name/Relationship: ____________________________________________________
Address: ______________________________________________________________
Phone #: ______________________________________________________________
Social Security Number: _______________________________________________

Name/Relationship: ____________________________________________________
Address: ______________________________________________________________
Phone #: ______________________________________________________________
Social Security Number: _______________________________________________

CONTINGENT BENEFICIARY(IES):

Name/Relationship: ____________________________________________________
Address: ______________________________________________________________
Phone #: ______________________________________________________________
Social Security Number: _______________________________________________

(Use additional forms if more beneficiaries are to be listed.)

PARTICIPANT:

Name (Print) __________________________________________________________

Signature: ____________________________________________________________

Social Security Number: _______________________________________________

Date: _________________________________________________________________


                                                                              23
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

===============================================================================
                                                                   Exhibit 10.33


                                                             DEFERRAL COMMITMENT

ON SEMICONDUCTOR
DEFERRED COMPENSATION PLAN

AS AN EMPLOYEE ELIGIBLE TO PARTICIPATE IN THE DEFERRED COMPENSATION PLAN, I HEREBY ELECT TO DEFER COMPENSATION AS SET FORTH BELOW IN ACCORDANCE WITH AND SUBJECT TO ALL PROVISIONS OF THE PLAN. THE EMPLOYER AGREES TO TREAT THE COMPENSATION DEFERRAL ACCORDING TO THE TERMS AND CONDITIONS OF THE PLAN AND THIS COMMITMENT.

--------------------------------------------------------------------------------
ELECTION TO DEFER (PLEASE INDICATE THE TYPE AND AMOUNT OF COMPENSATION YOU WISH TO DEFER.)

SALARY DEFERRAL
_____% OR $_________ OF MY ANNUAL BASE SALARY PAYABLE TO ME DURING _______(STATE
YEAR). SUCH AMOUNTS WILL BE WITHHELD FROM MY PAYCHECKS IN ROUGHLY EQUAL AMOUNTS OVER THE YEAR AND WILL BE ALLOCATED TO THE FOLLOWING ACCOUNTS (YOU MAY SELECT ANY COMBINATION YOU WISH BUT THE ALLOCATIONS MUST BE IN WHOLE PERCENTAGES AND ADD TO 100%). DURING THE FIRST YEAR, 2000, PAYROLL DEDUCTIONS WILL BEGIN AS SOON AS ADMINISTRATIVELY FEASIBLE.

BONUS DEFERRAL
_____% OR $_________ OF MY ANNUAL BONUS AND/OR ANNUAL INCENTIVE COMPENSATION PAYABLE TO ME DURING ________(STATE YEAR). SUCH AMOUNTS WILL BE WITHHELD AT THE TIME THE BONUS AND/OR ANNUAL INCENTIVE COMPENSATION WOULD HAVE BEEN PAYABLE TO ME AND ALLOCATED TO MY ACCOUNTS.

SHOULD YOU CHOOSE NOT TO DEFER: PLEASE INDICATE YOUR CHOICE NOT TO PARTICIPATE IN THE PLAN BY INITIALING THIS FORM HERE [____________] AND SIGN AND DATE BELOW.
--------------------------------------------------------------------------------

I acknowledge that the amount of my deferral will be credited to a bookkeeping Account, and that I will be an unsecured general creditor of the Company to the extent of the value of my Plan Account(s). I understand that my total deferral for any one calendar year cannot exceed $250,000, and that any amounts deferred in excess of $250,000 will be returned to me as if I had not made such a deferral.

By my signature, I acknowledge that I have received a copy of the Plan document (or have had one made available to me), and I understand that all provisions of the Plan are incorporated by reference in this Deferral Commitment, including but not limited to the ability of the Employer to terminate this Plan in its sole discretion.

-----------------------------------         -------------------------
Name (print)                                Social Security Number

-----------------------------------         -------------------------
Signature                                   Date



                                                                              24
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